SCHEDULE C
TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of November 18, 2010)

     Equity Funds

Current Name	Prior Name
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)
JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund (this name change effective 12/15/2005)
JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06)
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund
JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan International Equity Index Fund	One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund

Current Name	Prior Name
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)
JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Value Advantage Fund	N/A
JPMorgan U.S. Large Cap Core Plus Fund	N/A
Highbridge Statistical Market Neutral Fund	N/A
JPMorgan U.S. Dynamic Plus Fund	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund (name effective until 5/3/10)
JPMorgan International Realty Fund	N/A
JPMorgan China Region Fund	N/A
JPMorgan Global Focus Fund	N/A
JPMorgan Strategic Preservation Fund	JPMorgan Global Strategic Preservation Fund
JPMorgan India Fund	N/A
JPMorgan Latin America Fund	N/A
JPMorgan Russia Fund	N/A
JPMorgan Value Discovery Fund	N/A
JPMorgan Dynamic Growth Fund	N/A
JPMorgan U.S. Large Cap Value Plus Fund	N/A
JPMorgan U.S. Small Company Fund	N/A
JPMorgan Emerging Economies Fund	N/A
JPMorgan International Opportunities Plus Fund	N/A
JPMorgan Access Balanced Fund	N/A
JPMorgan Access Growth Fund	N/A
JPMorgan U.S. Research Equity Plus Fund	N/A
JPMorgan Alternative Strategies Fund	N/A
JPMorgan Research Equity Long/Short Fund	N/A
JPMorgan Global Natural Resources Fund	N/A
JPMorgan Growth Long/Short Fund	N/A
JPMorgan Multi-Cap Long/Short Fund	N/A
JPMorgan Global Equity Income Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Mid Cap Core Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Tax Aware Disciplined Equity Fund (to be renamed JPMorgan Tax Aware Equity Fund as of 12/10/10)

     Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund	One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund
JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Real Return Fund	N/A
JPMorgan International Currency Income Fund	N/A
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan Tax Aware High Income Fund	N/A
JPMorgan Strategic Income Opportunities Fund	N/A
JPMorgan Total Return Fund	N/A
JPMorgan Inflation Managed Bond Fund	N/A
Highbridge Dynamic Commodities Strategy Fund	N/A
JPMorgan Credit Opportunities Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Multi-Sector Income Fund	N/A
JPMorgan Diversified Real Return Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Tax Aware Income Opportunities Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

     Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

     JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A
JPMorgan SmartRetirement 2010 Fund	N/A
JPMorgan SmartRetirement 2015 Fund	N/A
JPMorgan SmartRetirement 2020 Fund	N/A
JPMorgan SmartRetirement 2025 Fund	N/A
JPMorgan SmartRetirement 2030 Fund	N/A
JPMorgan SmartRetirement 2035 Fund	N/A
JPMorgan SmartRetirement 2040 Fund	N/A
JPMorgan SmartRetirement 2045 Fund	N/A
JPMorgan SmartRetirement 2050 Fund	N/A

*	*	*	*

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:	/s/ Francesco Tango

Name:	Francesco Tango

Title:	Assistant Treasurer

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Robert L. Young

Name:	Robert L. Young

Title:	Managing Director

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